UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 11, 2022

MULLEN AUTOMOTIVE INC.

__________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Other Events.

Mullen Automotive, Inc. (the “Company”) announced on July 11, 2022 that it signed a binding agreement (the “Agreement”) with DelPack Logistics, LLC (“DPL”), an Amazon Delivery Service Partner, for DPL to purchase up to 600 Mullen Class 2 EV cargo vans over the next 18 months.

Conditions to the binding agreement between Mullen and DPL include the following:

•	DPL will place a purchase order for up to 600 Mullen Class 2 Electric Cargo Vans over the next 18 months

•	The 600 Class 2 EV Cargo Vans will be fully homologated for the United States

•	The first 300 fully homologated for the United States Mullen Class 2 EV Cargo Vans can be delivered to DPL by Nov. 30, 2022, at the request of DPL

All Mullen Class 2 Electric Cargo Vans will be equipped with all airbags as required by United States standards and a cabin comfort package, including adjustable seats, cup holders, an infotainment system, and comfortable passenger seat. In addition, the Mullen Class 2 Electric Cargo Vans will carry a minimum of an 80 kilowatt per hour battery pack.

The foregoing description of the Agreement is qualified, in its entirety, by reference to the Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 11, 2022, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and the information therein is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Binding Agreement between Mullen Automotive, Inc. and Delpack Logistics LLC
99.2	Press Release, dated July 11, 2022
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: July 13, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer